Exhibit 32.2
Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the quarterly report of Unilife Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Calvert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 17, 2010

/s/ Daniel Calvert Name: Daniel Calvert
Title: Chief Financial Officer